UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by Registrant ☑  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

DWS STRATEGIC INCOME TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DWS HIGH INCOME TRUST (“KHI”)
DWS MULTI-MARKET INCOME TRUST (“KMM”)
DWS MUNICIPAL INCOME TRUST (“KTF”)
DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)
DWS STRATEGIC INCOME TRUST (“KST”)
345 PARK AVENUE
NEW YORK, NEW YORK 10154

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 2010

This is the formal agenda for the joint annual meeting of KHI, KMM, KTF, KSM and KST (individually, a “Fund” and collectively, the “Funds”). It tells you the proposal that will be voted on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the shareholders of the Funds:

A joint annual meeting of the shareholders of each Fund will be held May 24, 2010 at 11:00 a.m (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 (the “Meeting”), to consider the following proposals (each a “Proposal” and, collectively, the “Proposals”):

PROPOSALS:	(I) To elect Board Members to the Board of each Fund as outlined below:

(A)	For KHI, KMM and KST only, to elect four Board Members to the Board of each Fund;

(B)	For KTF and KSM only, to elect six Board Members to the Board of each Fund, with four Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only; and

(II)	To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Funds at the close of business on April 9, 2010 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT EACH BOARD MEMBER NOMINEE.

For KHI, KMM and KST, to the extent permitted by the Amended and Restated Agreement and Declaration of Trust, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice to the extent permitted by the Amended and Restated Agreement and Declaration of Trust. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

For KTF and KSM, any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

This notice and the related proxy material are being mailed to shareholders on or about April 19, 2010. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board

John Millette
Secretary

April 16, 2010

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-821-2570), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT
FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

APRIL 16, 2010

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of each of the DWS funds listed in the enclosed Notice of Joint Annual Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), for the annual meeting of each Fund to be held jointly at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 24, 2010 at 11:00 a.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposals (each a “Proposal” and, collectively, the “Proposals”). The principal executive address of the Funds is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Shareholders and the accompanying proxy cards (the “Proxy Card”), is being mailed to shareholders on or about April 19, 2010. It explains what you should know before voting on the matter described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to a board of trustees of a Fund. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Fund (a “Trustee”).

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSALS:	(I) To elect Board Members to the Board of each Fund as outlined below:

(A)	For KHI, KMM and KST only, to elect four Board Members to the Board of each Fund;

(B)	For KTF and KSM only, to elect six Board Members to the Board of each Fund, with four Board Members to be elected by the holders of Preferred and Common Shares voting together and two Board Members to be elected by holders of the Preferred Shares only; and

(II)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of each Fund recommends that shareholders vote
FOR the Proposal to elect each Board Member Nominee.

The vote required to approve the Proposal is described under “Proposal- Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of each Fund, containing audited financial statements for the applicable fiscal years (a “Report”), previously has been furnished to each Fund’s shareholders. An additional copy of a Report will be furnished without charge upon request by writing to a Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL
ELECTION OF BOARD MEMBERS

Shareholders of each Fund are being asked to elect Board Members to the Board of their Fund as described below.

For KHI, KMM and KST only. Pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, the Board of each Fund has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election.

At the Meeting, four (4) Class II Board Members are to be elected by shareholders of a Fund, each to hold office until the annual meeting of shareholders in 2013 and until such Board Member’s successor is duly elected and qualify or until such Board Member sooner dies, resigns, retires or is removed. The Class II Board Member nominees standing for election at the Meeting are: Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton Jr., Paul K. Freeman and William McClayton.

For KTF and KSM only. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, the Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the “Common Shares”) and preferred shares of beneficial interest (the “Preferred Shares”). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Board Members, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect four Board Members (as described below).

Pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, the Board of each Fund, with the exception of the two Board Members elected by the vote of the Preferred Shares as a separate class, has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election. In addition, two Board Members are elected by the Preferred Shares, voting as a separate class, to serve until the next annual meeting.

At the Meeting, four (4) Class II Board Members are to be elected by a Fund’s common shareholders and preferred shareholders voting together, each to hold office until the annual meeting of shareholders in 2013 and until such Board Member’s successor is duly elected and qualify or until such Board Member sooner dies, resigns, retires or is removed; and two (2) Board Members are to be elected, by a Fund’s preferred shareholders voting as a separate class, each to hold office until the annual meeting of shareholders in 2011 and until such Board Member’s successor has been duly elected and qualified or until such Board Member sooner dies, resigns, retires or is removed. The Class II Board Member nominees standing for election at the Meeting are: Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton Jr., Paul K. Freeman and William McClayton. The Preferred Board Member nominees standing for election at the Meeting are: Messrs. Ingo Gefeke and Robert H. Wadsworth.

For all Funds. The individuals nominated for election as Board Members of each Fund at the Meeting (the “Board Member Nominees”), were nominated by each Fund’s Board. The Board Member Nominees currently serve as Board Members of each Fund, and currently serve as Board Members of other DWS funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”).

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the Board Member Nominees unless the proxy is marked otherwise. Each of the Class II and Preferred Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of a Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of your Fund.

Information Concerning the Board’s Nominees

Information is provided below as of April 1, 2010 for the Board Member Nominees for a Fund’s Board. Each of the Board Member Nominees currently serves as a Class II Board Member or a Preferred Board Member of a Fund. All of the Class II and Preferred Board Member Nominees, except Mr. Ingo Gefeke, would be “non-interested” Board Members, as that term is used in the Investment Company Act of 1940 (“Independent Board Members”). Mr. Ingo Gefeke is an “interested” Board Member by virtue of his positions with Deutsche Asset Management (“DeAM”).

Class II— Board Members/Nominees to serve until 2013 Annual Meeting of Shareholders:

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

Henry P. Becton, Jr. (1943)	Vice Chair and former President, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Board Member since 1990.

Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	Board Member since 1993; and Chairperson since 2009.

William McClayton (1944)	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	Board Member since 2004.

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

Jean Gleason Stromberg (1943)	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Board Member since 1997.

Preferred — Board Members/Nominees to serve until 2011 Annual
Meeting of Shareholders (for KTF and KSM only):

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 1999.

Ingo Gefeke(3) (1967)	Managing Director, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)	Board Member since 2010.

(1)	Each Class II Board Member currently oversees 126 funds in the DWS funds complex. Mr. Wadsworth currently oversees 129 funds in the DWS funds complex. Mr. Gefeke currently oversees 58 funds in the DWS funds complex.

(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

(3)	As a result of his respective positions held with the Advisor, Mr. Gefeke is considered an “interested person” of the Fund within the meaning of the 1940 Act.

Information Concerning Continuing Board Members

As noted above, the Board for each Fund is divided into three classes. The terms of Class I and Class III Board Members do not expire this year. Information is provided below as of April 1, 2010 for Board Members in such classes. All of the continuing Board Members, except for Mr. Ingo Gefeke, are Independent Board Members.

Class I — Continuing Board Members to serve until 2012 Annual
Meeting of Shareholders:

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Board Member since 1987.

Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private investment funds); Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	Board Member since 1996.

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Board Member since 1990.

William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	Board Member since 1993.

Robert H. Wadsworth(4) (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 1999.

Class III — Continuing Board Members to serve until 2011 Annual Meeting of Shareholders:

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

John W. Ballantine (1946)	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	Board Member since 1999.

Position with the
DWS Funds(1) and
Name and	Business Experience and	Length of Time
Year of Birth	Directorships During the Past 5 Years	Served(2)

Kenneth C. Froewiss (1945)	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Board Member since 2001.

Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc. (2009-present) (health care); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	Board Member since 1995.

Ingo Gefeke(3)(4) (1967)	Managing Director, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)	Board Member since 2010.

(1)	Each Class I and Class III Board Member, except Mr. Gefeke and Mr. Wadsworth, currently oversees 126 funds in the DWS funds complex. Mr. Wadsworth currently oversees 129 funds in the DWS funds complex. Mr. Gefeke currently oversees 58 funds in the DWS funds complex.

(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

(3)	As a result of his respective positions held with the Advisor, Mr. Gefeke is considered an “interested person” of the Fund within the meaning of the 1940 Act.

(4)	Mr. Wadsworth and Mr. Gefeke serve as Class I and III Board Members, respectively, for KHI, KMM and KST only.

Unless otherwise noted, each Board Member has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833. The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in each Fund as of March 31, 2010. Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all DWS funds overseen by the Board Member as of March 31, 2010.

Officers

The officers of each Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and to each Independent Board Member by the DWS funds complex for the calendar year ended December 31, 2009.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. If the Board Member Nominees are elected by shareholders, each Board will be comprised of one individual who is an interested Board Member, and twelve individuals who are Independent Board Members. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board Member Nominees are elected by shareholders, 92% will be Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of each Fund.

Each Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Dr. Freeman has served as Chairperson of the Board of each Fund since January 1, 2009. He was elected by the other Board Members for an initial three year term ending December 31, 2011.

During calendar year 2009, the Boards of each Fund met eight (8) times. Each Board Member attended at least 75% of the respective meetings of the Boards and the Committees (if a member thereof) held during calendar year 2009.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833, who will forward it to a specific Board Member if addressed to that Board Member.

The Board of each Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Fixed-Income and Quant Oversight Committee and Operations Committee (each a “Committee”). For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by each Board. The function, membership and number of meetings held in calendar year 2009 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Audit_Committee_Charter.pdf. Each Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) listing standards applicable to closed-end funds. During the calendar year 2009, the Audit Committee of each Fund’s Board held seven (7) meetings.

For the 2009 fiscal year, each Fund’s Audit Committee reviewed and discussed the audited financial statements with management. Each Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance). Each Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page 17. Based on its review of each Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to shareholders for the Fund’s 2009 fiscal year. The current members of each Fund’s Audit Committee are:

William McClayton (Chair)
Kenneth C. Froewiss (Vice Chair)
Henry P. Becton, Jr.
Keith R. Fox
Richard J. Herring
William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833. Each Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Nominating_and_Governance_Committee.pdf. Each Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE and the CHX listing standards applicable to closed-end funds. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2009, the Nominating and Governance Committee of each Fund’s Board held seven (7) meetings.

Contract Committee. The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) a Fund’s financial arrangements with DIMA and its affiliates, and (b) a Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), John W. Ballantine, Dawn-Marie Driscoll and William N. Searcy Jr. During the calendar year 2009, the Contract Committee of each Fund’s Board held seven (7) meetings.

Fixed-Income and Quant Oversight Committee. The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason

Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2009, the Fixed-Income and Quant Oversight Committee of each Fund’s Board held seven (7) meetings.

Operations Committee. The Operations Committee reviews the administrative operations and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of a Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. The members of the Valuation Sub-Committee are John W. Ballantine, Robert H. Wadsworth, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and Jean Gleason Stromberg (Alternate). During the calendar year 2009, the Operations Committee held six (6) meetings and the Valuation Sub-Committee held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

Each Fund will vote separately on the election of Board Member Nominees. For KHI, KMM and KST only, the election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote. For KTF and KSM only, the election of a Board Member Nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Board Member Nominee as set forth in the Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of its Fund for the current fiscal year. E&Y has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as the independent registered public accounting firm. E&Y will not be represented at the Meeting.

The following table shows the amount of fees that E&Y billed to (i) a Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to a Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. Each Fund’s Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that a Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

						All Other
	Audit Fees	Audit Related Fees				Fees
	Billed to	Billed to(2)		Tax Fees Billed to		Billed to(5)
			DIMA		DIMA		DIMA
Fiscal Year Ended November 30,	Fund(1)	Fund	Entities	Fund(3)	Entities(4)	Fund	Entities

KHI
2009	$55,089	$0	$0	$8,232	$440,000	$0	$0
2008	$56,102	$0	$0	$8,756	$382,000	$0	$0
KMM
2009	$55,380	$0	$0	$8,275	$440,000	$0	$0
2008	$56,424	$0	$0	$8,806	$382,000	$0	$0
KTF
2009	$51,246	$0	$0	$7,657	$440,000	$0	$0
2008	$52,812	$0	$0	$8,597	$382,000	$0	$0
KSM
2009	$49,134	$0	$0	$7,342	$440,000	$0	$0
2008	$49,967	$0	$0	$8,134	$382,000	$0	$0
KST
2009	$54,839	$0	$0	$8,195	$440,000	$0	$0
2008	$55,165	$0	$0	$8,980	$382,000	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services. The following table shows the amount of fees that E&Y billed during a Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that E&Y provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating E&Y’s independence.

		Total Non-Audit
		Fees Billed to
		DIMA Entities
		(engagements
		related directly	Total Non-Audit
		to the operations	Fees Billed to
	Total Non-	and financial	DIMA Entities
	Audit Fees	reporting of	(all other
Fiscal Year Ended	Billed to Fund	the Fund)	engagements)	Total of (A), (B)
November 30,	(A)	(B)	(C)	and (C)

KHI
2009	$8,232	$440,000	$711,000	$1,159,232
2008	$8,756	$382,000	$1,324,733	$1,715,489
KMM
2009	$8,275	$440,000	$711,000	$1,159,275
2008	$8,806	$382,000	$1,324,733	$1,715,539
KTF
2009	$7,657	$440,000	$711,000	$1,158,657
2008	$8,597	$382,000	$1,324,733	$1,715,330
KSM
2009	$7,342	$440,000	$711,000	$1,158,342
2008	$8,134	$382,000	$1,324,733	$1,714,867
KST
2009	$8,195	$440,000	$711,000	$1,159,195
2008	$8,980	$382,000	$1,324,733	$1,715,713

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA Entities that provide support for the operations of a Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

In connection with the audit of the 2008 and 2009 financial statements, each Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund’s Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

E&Y advised each Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ADDITIONAL INFORMATION

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the respective Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the

Meetings, the persons named as proxies may vote your shares for substitute nominees, if any recommended by the Board. Except for Board Members elected solely by the holders of Preferred Shares of KTF and KSM, if an annual meeting is called for the purpose of considering the election of Board Members, and a then current Board Member up for election is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to a Fund or in person at the time of the Meeting. For each Fund, the presence at the Meeting of 30% of the shares of such Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented.

For KHI, KMM and KST, to the extent permitted by the Amended and Restated Agreement and Declaration of Trust, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice to the extent permitted by the Amended and Restated Agreement and Declaration of Trust. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. For KTF and KSM, any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. Adjournment will subject a Fund to additional expenses. The tellers will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For KHI, KMM and KST only, the election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote. For KTF and KSM only, the election of a Board Member Nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Board Members and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the four Board Members. For KHI, KMM and KST, abstentions and broker non-votes will have the effect of a vote against the Proposal. For KTF and KSM, abstentions and broker non-votes will have no effect on the Proposal.

Record Date and Method of Tabulation. Shareholders of record at the close of business on April 9, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

Fund Name	Shares Outstanding

KHI	16,134,450.34
KMM	24,256,668.41
KTF
Common	38,973,231.06
Preferred	39,750.00
KSM
Common	10,977,417.18
Preferred	2,800.00
KST	4,694,525.17

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. For the Proposal, shareholders will vote by individual Fund.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. As of March 31, 2010, each Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

	Shareholder Name and	Amount of Shares	Percentage
Fund Name and Class	Address	Owned	Owned

DWS Municipal Income Trust, Common Stock	First Trust Portfolio L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, IL 60187	3,043,576	7.8%
DWS Municipal Income Trust, Auction Rate Preferred Shares	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	34,552	65.2%
DWS Strategic Income Trust, Common Stock	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94104	234,865	5.0%
DWS Strategic Municipal Income Trust, Auction Rate Preferred Shares	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	1,798	64.2%

Collectively, for each Fund, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. As of December 31, 2009, the Independent Board Members, Interested Board Member and executive officers did not own any Preferred Shares of KTF or KSM. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs. The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically through the Internet, by telephone, by telegram or personally. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement Proxy Card(s), they may call 1-866-821-2570. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2009, all filings were timely, except that Philip Condon, the Portfolio Manager, filed a late Form 4 for each of KSM and KST.

Investment Manager. Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as each Fund’s Advisor and manager pursuant to an Investment Management Agreement.

Deutsche Asset Management (“DeAM”) is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders’ meeting to be held in 2011 should send their written proposals to the Secretary of the applicable Fund at the following address: One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of shareholders will be held in May 2011. A shareholder wishing to submit a proposal for inclusion in a Fund’s proxy statement for the 2011 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 17, 2010 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

Each Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of shareholder proposals to be considered by shareholders at an annual meeting, which do not apply to holders of Preferred Shares of KTF and KSM to the extent set forth in the applicable By-Laws. Pursuant to the advance notice provisions of each Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder pursuant to the advance notice provisions, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than November 20, 2010 nor later than 5:00 p.m., Eastern Time, on December 20, 2010. Each

Fund’s advance notice requirements are set forth as follows: KHI, KMM and KST in Exhibit D; and KTF and KSM in Exhibit E. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 1-866-821-2570.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 24, 2010:

The Notice of Meeting and Proxy Statement are available at https://www.envisionreports.com/dws.

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of March 31, 2010, the Board Members and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Funds.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in each Fund as of March 31, 2010.

Under its Board Governance Policies, each Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS Funds. Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member as of March 31, 2010.

	Dollar Range of Equity Securities Beneficially Owned
													Interested
													Board
	Independent Board Members												Member
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.	Ingo
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth	Gefeke

DWS High Income Trust	0	0	0	0	0	0	0	0	0	0	0	$10,001- $50,000	0
DWS Multi-Market Income Trust	0	0	0	0	0	0	0	0	0	0	0	$50,001- $100,000	0
DWS Municipal Income Trust	0	0	0	0	0	0	0	0	0	0	0	$10,001- $50,000	0
DWS Strategic Municipal Income Trust	0	0	0	0	$10,001- $50,000	0	$10,001- $50,000	0	0	0	0	$50,001- $100,000	0
DWS Strategic Income Trust	0	0	0	0	0	0	0	0	0	0	0	Over $100,000	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee/Board Member	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	0

A-1

	Number of Shares Beneficially Owned
													Interested
													Board
	Independent Board Members												Member
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.	Ingo
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth	Gefeke

DWS High Income Trust	0	0	0	0	0	0	0	0	0	0	0	2,500	0
DWS Multi-Market Income Trust	0	0	0	0	0	0	0	0	0	0	0	7,667	0
DWS Municipal Income Trust	0	0	0	0	0	0	0	0	0	0	0	1,000	0
DWS Strategic Municipal Income Trust	0	0	0	0	2,500	0	1,300	0	0	0	0	6,500	0
DWS Strategic Income Trust	0	0	0	0	0	0	0	0	0	0	0	9,734	0

A-2

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(6)	and Other Directorships Held

Michael G. Clark (1965) President, 2006 — present(1)(3)	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke (1967) Executive Vice President, 2010 — present(3)	Managing Director(2), Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative, Officer Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo (1997-1998)

John Millette (1962) Vice President and Secretary, 1999 — present(1)	Director(2), Deutsche Asset Management

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(6)	and Other Directorships Held

Paul H. Schubert (1963) Chief Financial Officer, 2004 — present Treasurer, 2005 — present(1)(3)	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson (1962) Assistant Secretary, 1997 — present(1) Chief Legal Officer, from April 2010(7)	Managing Director(2), Deutsche Asset Management

Rita Rubin (1970) Assistant Secretary, 2009 — present(1)(4)	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca (1957) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (1967) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Diane Kenneally (1966) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management

Robert Kloby (1962) Chief Compliance Officer, 2006 — present(1)(4)	Managing Director(2), Deutsche Asset Management

John Caruso (1965) Anti-Money Laundering Compliance Officer, 2010 — present(1)(5)	Managing Director(2), Deutsche Asset Management

Name, Year of Birth,
Position(s) with the
Fund and Length of	Principal Occupation(s) During the Past 5 Years
Time Served(6)	and Other Directorships Held

J. Christopher Jackson (1951) Chief Legal Officer, 2006 — present(1)(4)(7)	Director(2), Deutsche Asset Management (2006 - present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	Executive title, not a board directorship.

(3)	Address: 345 Park Avenue, New York, New York 10154.

(4)	Address: 280 Park Avenue, New York, New York 10017.

(5)	Address: 60 Wall Street, New York, New York 10005

(6)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(7)	J. Christopher Jackson has resigned as Chief Legal Officer effective April 23, 2010 and Caroline Pearson has been appointed as Chief Legal Officer effective as of the same date.

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member from the DWS fund complex for the calendar year ended December 31, 2009. Mr. Gefeke is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

	Independent Board Members
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.		Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman		Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth

DWS High Income Trust	$394	$394	$394	$379	$447		$379	$394	$404	$379	$394	$379	$404
DWS Multi-Market Income Trust	$529	$529	$529	$506	$614		$506	$529	$544	$506	$529	$506	$544
DWS Municipal Income Trust	$1,289	$1,289	$1,289	$1,217	$1,553		$1,217	$1,289	$1,337	$1,217	$1,289	$1,217	$1,337
DWS Strategic Municipal Income Trust	$399	$399	$399	$384	$453		$384	$399	$384	$384	$399	$384	$409
DWS Strategic Income Trust	$265	$265	$265	$258	$288		$258	$265	$269	$258	$265	$258	$269
Total Compensation from Fund Complex(1)	$255,000	$255,000	$255,000	$240,000	$315,829	(2)	$240,000	$255,000	$265,000	$240,000	$255,000	$240,000	$298,000

(1)	The fund complex is composed of 129 funds.

(2)	Includes $75,829 in annual retainer fees by Dr. Freeman as Chairperson of DWS funds.

C-1

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR
DWS HIGH INCOME TRUST (“KHI”)
DWS MULTI-MARKET INCOME TRUST (“KMM”)
DWS STRATEGIC INCOME TRUST (“KST”)

The following is an excerpt from the Amended and Restated By-Laws for KHI, KMM and KST. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KHI, KMM and KST. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.9	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals.

(a) Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable Shares at the meeting and (C) has complied with the procedures set forth in this Section 9.9(a). The requirements of this Section 9.9 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.9, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.9(a)(2) or Section 9.9(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C)the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative

Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 9.9(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of Shares supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.10 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 9.9(a)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.9 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 9.9, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable Shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.9 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.9(a) of these By-laws shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.9. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.9 shall be eligible for election by Shareholders as Trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.9, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 9.9, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 9.9.

9.10	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

EXHIBIT E

ADVANCE NOTICE REQUIREMENTS FOR
DWS MUNICIPAL INCOME TRUST (“KTF”)
DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

The following is an excerpt from the Amended and Restated By-Laws for KTF and KSM. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KTF and KSM. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

2.6	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals and Shareholder-Requested Special Meetings.

(a)	Applicability and Definitions. This Section 2.6 shall not apply to any preferred share of beneficial interest of the Trust or holder thereof to the extent that it would alter, amend or repeal any right, power or preference of such preferred share or any holder thereof. For purposes of this Section 2.6, the following terms have the following meanings: “Shareholder” means any record owner of common shares of beneficial interest of the Trust; “1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as amended from time to time; and “1940 Act” means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time.

(b) Annual Meetings of Shareholders.

(1)	Except as provided in Article IV Section 1(f) of the Declaration, Trustees shall be elected only at annual meetings. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such record owner (A) can demonstrate to the Trust record ownership of shares of beneficial interest of the Trust both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable shares of beneficial interest of the Trust at the meeting and (C) has complied with the procedures set forth in this Section 2.6(b). The requirements of this Section 2.6 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to shareholders by means of an independently financed proxy solicitation or otherwise presented to shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (b)(1) of this Section 2.6, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 2.6(b)(2) or Section 2.6(c)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such

Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person,

(A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 2.6(b)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position, directly or indirectly, beneficially owns an interest in a general partner, or entity that holds a similar position (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other shareholder or beneficial owner of shares of beneficial interest of the Trust supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 2.6(e) of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 2.6(b)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6.

(3)	Notwithstanding anything in the second sentence of subsection (b)(2) of this Section 2.6 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 2.6(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 2.6, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(c)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of shares of beneficial interest in the Trust both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 2.6 as to such nomination. In the event a special meeting of shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 2.6(b) shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(d)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 2.6. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 2.6 shall be eligible for election by shareholders as Trustees, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of shareholders shall be binding on all parties.

(3)	For purposes of this Section 2.6, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 2.6, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2.6. Nothing in this Section 2.6 shall be deemed to affect any right of the holders of any series of the Trust’s preferred shares of beneficial interest (if any) if and to the extent provided under law, the Declaration of Trust or these By-laws.

(e) Submission of Questionnaire, Representation and Agreement.  To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

DWS Strategic Income Trust

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 23, 2010.

Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/

• Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

1.	Election of Class II Board Members:	01 - Henry P. Becton, Jr.	02 - Paul K. Freeman	03 - William McClayton	04 - Jean Gleason Stromberg	+

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 24, 2010:
The Notice of Joint Annual Meeting of Shareholders and Proxy Statement are available at https://www.envisionreports.com/dws
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — DWS STRATEGIC INCOME TRUST

JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.
The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 24, 2010, at 11:00 a.m., Eastern time, and at any adjournments thereof.
ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)